UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

ART’S-WAY MANUFACTURING CO., INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $.01 par value	ARTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2020, Art’s-Way Manufacturing, Co., Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (the “Stockholders”) approved the 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan replaces the 2011 Equity Incentive Plan (the “2011 Plan”), such that no new awards will be made under the 2011 Plan.

A description of the material terms of the 2020 Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2020.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following actions were taken:

1. The Stockholders elected five nominees to the Company’s Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified.

2. The Stockholders ratified the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2020.

3. The Stockholders approved the 2020 Plan.

4. The Stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers of the Company.

The voting results for each such matter were as follows:

1. Election of directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Marc H. McConnell	2,598,205	180,769	1,036,590
J. Ward McConnell, Jr.	2,597,409	181,565	1,036,590
Thomas E. Buffamante	2,704,459	74,515	1,036,590
David R. Castle	2,700,646	78,328	1,036,590
David A. White	2,703,630	75,344	1,036,590

2. Ratification of selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2020:

For:	Against:	Abstain:	Broker Non-Votes:
3,758,107	41,970	15,487	-

3. Approval of the Company's 2020 Equity Incentive Plan:

For:	Against:	Abstain:	Broker Non-Votes:
2,655,749	113,290	9,935	1,036,590

4. Approval, on a non-binding and advisory basis, of named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
2,668,354	77,312	33,308	1,036,590

Item 9.01     Financial Statements and Exhibits.

(a)     Financial statements: None

(b)     Pro forma financial information: None

(c)     Shell Company Transactions: None

(d)     Exhibits:

10.1	Art’s-Way Manufacturing Co., Inc. 2020 Equity Incentive Plan
10.2	Form of Restricted Stock Agreement under 2020 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement under 2020 Equity Incentive Plan
10.4	Form of Incentive Stock Option Award under 2020 Equity Incentive Plan
10.5	Form of Non-Qualified Option Award under 2020 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2020

ART’S-WAY MANUFACTURING CO., INC.

/s/ Michael W. Woods
Michael W. Woods
Chief Financial Officer